DERIVATIVES	6 Months Ended
Jun. 30, 2012
DERIVATIVES
DERIVATIVES

NOTE 7 – DERIVATIVES

As of June 30, 2012, America West has an aggregate of 911,564 outstanding warrants containing exercise price reset provisions which requires derivative treatment under FASB ASC 815-15.

The fair value of these liabilities as of June 30, 2012 totaled $72,166 and was calculated using the Black Scholes stock option valuation model. The significant assumptions used in the June 30, 2012 valuation were: the exercise prices ranging from $0.12 to $3.60; the market value of America West’s common stock on June 30, 2012, $.12; expected volatilities between 271.13% and 286.02%; risk free interest rates of .33%; and remaining contract terms between 1.34 and 1.53 years.

Fair value measurement

America West values its derivative instruments under FASB ASC 820 which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). America West utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable. America West classifies fair value balances based on the observability of those inputs. ASC 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy defined by ASC 820 are as follows:

Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 primarily consists of financial instruments such as exchange-traded derivatives, marketable securities and listed equities.

Level 2 – Pricing inputs are other than quoted prices in active markets included in level 1, which are either directly or indirectly observable as of the reported date.

Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value.

America West uses Level 3 to value its derivative instruments.

The following table sets forth by level with the fair value hierarchy the Company’s financial liabilities measured at fair value on June 30, 2012.

	Level 1	Level 2	Level 3	Total

Liabilities
Derivative Financial instruments	$-	$-	$72,166	$72,166

The following table provides a summary of the changes in fair value, including net transfers in and/or out, of the derivative financial instruments measured at fair value on a recurring basis using significant unobservable inputs:

Warrants

Balance at December 31, 2011	$109,711
Unrealized gain included in other income (expense)	(37,545)
Balance at June 30, 2012	$72,166